UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 28, 2014

Aerohive Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36355	20-4524700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Gibraltar Drive

Sunnyvale, California 94089

(Address of Principal Executive Offices including Zip Code)

(408) 510-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In response to the market reaction to Aerohive Networks, Inc.’s press release issued on October 28, 2014 titled, “Aerohive Networks Selected by Apple to Provide Wi-Fi for ConnectED Initiative,” Aerohive Networks, Inc. would like to clarify that it is providing the Wi-Fi infrastructure, including its Aerohive 802.11ac wireless access points, switches and cloud-based management, as a donation in support of Apple’s grant program.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Aerohive Networks, Inc. dated October 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROHIVE NETWORKS, INC.

By:	/s/ Steve Debenham
Steve Debenham
Vice President, General Counsel & Secretary

Date: October 28, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Aerohive Networks, Inc. dated October 28, 2014.